Exhibit 10.1


                               AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT dated and effective as of June 30, 2005 by and among Titanium Metals Corporation, a Delaware corporation ("Timet") and Titanium Hearth Technologies, Inc., a Delaware corporation ("THT", and together with Timet, each individually, a "Borrower" and, collectively, "Borrowers"), TIMET Millbury Corporation, an Oregon corporation ("TIMET Millbury"), TIMET Castings Corporation, a Delaware
corporation ("TIMET Castings"), TIMET Finance Management Company, a Delaware corporation ("TIMET Finance"), TMCA International, Inc., a Delaware corporation ("TMCA", and together with TIMET Millbury, TIMET Castings and TIMET Finance, each individually, a "Guarantor" and, collectively, "Guarantors"), and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Southwest) ("Lender").

                               W I T N E S S E T H


     WHEREAS, Lender, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 25, 2000, by and among Lender and Borrowers (as amended by Amendment No. 1 to Loan and Security Agreement dated September 7, 2001, Amendment No. 2 to Loan and Security Agreement dated as of
October 23, 2002,  Amendment  No. 3 to Loan and Security  Agreement  dated as of
March 18, 2004 and Amendment No. 4 to Loan and Security Agreement dated as of June 2, 2004 and as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements"); and

     WHEREAS, Borrowers and Guarantors have requested that Lender agree to certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

     1.1 Additional Definition. As used herein, the following term shall have the meaning given to it below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definition:


557873.3

          "Amendment No. 5" shall mean this Amendment No. 5 to the Loan and Security Agreement by and among Borrowers, Guarantors, and Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.2 Amendment to Definitions.

          (a) The definition of "Inventory Loan Limit" set forth in Section 1.55 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "1.55 `Inventory Loan Limit' shall mean $95,000,000."

          (b) The definition of "Maximum Credit" set forth in Section 1.60 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "1.60 `Maximum Credit' shall mean $125,000,000."

     1.3 Interpretation. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 5.

Section 2. Amendment to Loan Agreement.

     2.1 Indebtedness. Section 9.9(d)(iii) is hereby amended by deleting all references to "$25,000,000" in clause (A) of such Section and replacing each reference with "$10,000,000".

     2.2 Dividends and Redemptions. Section 9.11(k) of the Loan Agreement is hereby amended by deleting all of the references to "$25,000,000" and replacing each reference with "$10,000,000".

     2.3 Excess Availability. Section 9.22 of the Loan Agreement is hereby amended in its entirety to read as follows:


          "9.22 Excess Availability. Borrowers shall have at all times Excess Availability of not less than 10,000,000."


Section 3. Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrowers and Guarantors to Lender pursuant to the other Financing Agreements, each Borrower and Guarantor hereby represents and warrants to Lender as follows (the truth and accuracy of such representations and warranties are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lender, shall survive the execution and delivery of Amendment No. 5, and shall be incorporated into and made a part of the Financing Agreements:

     3.1 No Default. No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing on the date of this Amendment No. 5.




557873.3
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


     3.2 Corporate Power and Authority. This Amendment No. 5 has been duly executed and delivered by each Borrower and Guarantor and, if necessary, approved by their respective shareholders, and is in full force and effect as of the date of this Amendment No. 5. The agreements and obligations of each Borrower and Guarantor contained in this Amendment No. 5 constitute legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.

     3.3 Consents. No action of, or filing with, or consent of any governmental authority and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of Amendment No. 5.

Section 4. Conditions Precedent. The effectiveness of this Amendment No. 5 shall be subject to, Lender having received, in form and substance satisfactory to Lender, each duly authorized, executed and delivered by the parties thereto (if applicable):

     4.1 an original of this Amendment No. 5; and

     4.2 an original of the letter agreement, dated of even date herewith, by and among Borrowers, Guarantors and Lender in the form of the letter agreement attached as Exhibit A.

Section 5. Provisions of General Application.

     5.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 5 and the other Financing Agreements, the terms of this Amendment No. 5 shall control. The Loan Agreement and this Amendment No. 5 shall be read and construed as one agreement.

     5.2 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrowers or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable notice and cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

     5.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 5.

     5.4 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas.

     5.5 Binding Effect. This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.


557873.3
                                        3

     5.6 Survival of Representations and Warranties. All representations and warranties made in this Amendment No. 5 or any other document furnished in connection with this Amendment No. 5 shall survive the execution and delivery of this Amendment No. 5 and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     5.7 Counterparts. This Amendment No. 5 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.







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557873.3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                           TITANIUM METALS CORPORATION

                           By:  /s/ Bruce P. Inglis
                                --------------------------------------
                           Title: Vice President Finance and Corporate
                           Controller


                           TITANIUM HEARTH TECHNOLOGIES, INC.

                           By:  /s/ Bruce P. Inglis
                                --------------------------------------
                           Title: Vice President and Treasurer


                            TMCA INTERNATIONAL, INC.


                           By:  /s/ Bruce P. Inglis
                                --------------------------------------
                           Title: Vice President and Treasurer


                           TIMET MILLBURY CORPORATION


                           By:  /s/ Bruce P. Inglis
                                --------------------------------------
                           Title: Vice President and Treasurer


                           TIMET CASTINGS CORPORATION

                           By:  /s/ Bruce P. Inglis
                                --------------------------------------
                           Title: Vice President and Treasurer




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557873.3
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



                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                            TIMET FINANCE MANAGEMENT
                                     COMPANY

                           By:  /s/ Greg Swalwell
                                --------------------------------------
                           Title: Vice President




AGREED TO:
---------

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation (Southwest)

By:  /s/ M. Galovic Jr.
     --------------------------------------
Title: Vice President




557873.3

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 5

                           Amendment No. 5 Fee Letter


                                 [See Attached]




557873.3
                                       B-1